EXHIBIT 1

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

(a Delaware corporation)

Common Stock

Preferred Stock

Debt Securities

Convertible Securities

UNDERWRITING AGREEMENT

To the Underwriters

named in the applicable

Terms Agreement

supplemental hereto

Ladies and Gentlemen:

In accordance with the authorization granted by the Board of Directors, or a committee thereof, of Dollar Thrifty Automotive Group, Inc. (the “Company”), the Company proposes to sell from time to time, pursuant to the registration statement filed by the Company on Form S-3, in domestic or such foreign currencies or units of two or more currencies as the Company shall designate at the time of offering, (a) an indeterminate number of (i) shares of common stock, $.01 par value per share (“Common Stock”) of the Company and/or (ii) shares of preferred stock, $.01 par value per share (“Preferred Stock”) of the Company, either non-convertible or convertible into shares of Common Stock as identified in the Terms Agreement (as defined below), and/or (b) an indeterminate aggregate principal amount of (i) non-convertible debt securities (“Debt Securities”) identified in the Terms Agreement and/or (ii) convertible debt securities (“Convertible Securities”), convertible into other securities of the Company (such securities issuable upon conversion, “Conversion Securities”), in each case as identified in the Terms Agreement. As used herein, “Securities” shall mean the securities (whether Common Stock, Preferred Stock, Debt Securities or Convertible Securities) covered by the applicable Terms Agreement. Each issue of the Securities shall have such terms set forth in the applicable Terms Agreement.

Whenever the Company determines to make an offering of Securities through one or more investment banking firms, it will enter into a terms agreement with such firm or firms providing for the sale of such Securities to, and the purchase and offering thereof by, such firm or firms. The Terms Agreement shall be substantially in the form of Exhibit A hereto and shall specify such applicable information relating to the Securities or the Company as is indicated in such Exhibit. The Terms Agreement will incorporate by reference the provisions of this Agreement. Each offering of Securities will be governed by this Agreement, as supplemented by the applicable Terms Agreement, and this Agreement and such Terms Agreement shall inure to the benefit of and be binding upon each Underwriter participating in the offering of such Securities. Unless the context otherwise requires, as used hereinafter (a) the term “Agreement” shall refer to this Underwriting Agreement and to the Terms Agreement supplemental hereto with respect to the offering of specific Securities as executed by or on behalf of the Company and by or on behalf of the Underwriter or Underwriters which are parties thereto; (b) the term “Terms Agreement” shall refer to the Terms Agreement applicable to a specific offering of Securities; (c) the term “Underwriter” or “Underwriters” shall refer to the one or more investment banking firms, respectively, which are parties to the applicable Terms Agreement; and (d) “Representatives,” “you” or “your” shall refer to any manager or co-managers of an underwriting syndicate so specified in the applicable Terms Agreement, or, if none is or are so named, to the Underwriter or Underwriters.

Any reference herein to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Time of the Registration Statement or the issue date of the Base Prospectus, any Preliminary Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Time of the Registration Statement or the issue date of the Base Prospectus, any Preliminary Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. Certain terms used herein, but not otherwise defined elsewhere, are defined in Section 19 hereof.

1.         Representations and Warranties. The Company represents and warrants to each Underwriter as follows:

(a)       At the time the Registration Statement initially became effective, at the time of each amendment to the Registration Statement, at the Effective Time relating to the Securities, and on the Closing Date (as defined below), the Company meets the requirements for use of Form S-3 under the Act and has prepared and filed with the Commission a registration statement on Form S-3, including a related Base Prospectus, for registration under the Act of the offering and sale from time to time of the Securities. Such Registration Statement, including any amendments thereto, has become effective. The Company may have filed with the Commission, as part of an amendment to the Registration Statement or pursuant to Rule 424(b), one or more preliminary prospectus supplements relating to the Securities, each of which has previously been furnished to you. The Company will file with the Commission a final prospectus supplement relating to the Securities in accordance with Rule 424(b). As filed, such final prospectus supplement shall contain all information required by the Act and the rules thereunder, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Effective Time or, to the extent not completed at the Effective Time, shall contain only such specific additional information and other changes (beyond that contained in the Base Prospectus and any Preliminary Prospectus) as the Company has advised you, prior to the Effective Time, will be included or made therein. The Registration Statement, at the Effective Time, meets the requirements set forth in Rule 415(a)(1)(x). The initial effective date of the Registration Statement was not earlier than the date three years before the Effective Time relating to the Securities.

(b)       At the time the Registration Statement initially became effective, at the time of each amendment to the Registration Statement, at the Effective Time relating to the Securities, and on the Closing Date, the Registration Statement complied and will comply in all material respects with the applicable requirements of the Act, the Exchange Act, and the Trust Indenture Act and the respective rules thereunder and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on its date, at the time of filing of the Final Prospectus pursuant to Rule 424(b), and on the Closing Date, the Final Prospectus complied and will comply in all material respects with the applicable requirements of the Act, the Exchange Act, and the Trust Indenture Act and the respective rules thereunder and did not and will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification on Form T-1 under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto), it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 8 hereof.

(c)       As of the Applicable Time, (i) the Disclosure Package, (ii) any electronic road show, when taken together as a whole with the Disclosure Package, and (iii) any Issuer Free Writing Prospectus, when taken together as a whole with the Disclosure Package,does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package or any Issuer Free Writing Prospectus based upon and in conformity with information in writing furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 8 hereof.

(d)        (i) At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2)) of the Act and (ii) as of the Effective Time (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an Ineligible Issuer (as defined in Rule 405), without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an Ineligible Issuer.

(e)       Each Issuer Free Writing Prospectus and, if applicable, the final term sheet prepared and filed pursuant to Section 5(b) hereof, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities or until any earlier date that the Company notified or notifies the Representatives, did not and will not include any information that conflicted, conflicts or will conflict with the information contained in the

Registration Statement, including any document incorporated therein by reference and any prospectus supplement deemed to be a part thereof that has not been superseded or modified. If at any time following the issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information then contained in the Registration Statement or as a result of which such Issuer Free Writing Prospectus, if republished immediately following such event or development, included or would include an untrue statement of amaterial fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, (i) the Company has promptly notified or will promptly notify the Representatives, and (ii) the Company has promptly amended or supplemented or will promptly amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(f)        The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Disclosure Package; the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect upon the financial condition, earnings, business, properties or results of operations (“Material Adverse Effect”) of the Company and its subsidiaries, taken as a whole; and all of the issued and outstanding capital stock of the Company has been duly authorized and validly issued and is fully paid and nonassessable.

(g)       Each subsidiary of the Company that is a “significant subsidiary” as defined in Rule 405 (individually, a “Subsidiary” and collectively, the “Subsidiaries”) has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Disclosure Package; and each Subsidiary is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole; all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued and is fully paid and nonassessable; and, except for liens and encumbrances pursuant to the Company’s Senior Secured Credit Facilities (as defined in the Disclosure Package), the capital stock of each Subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

(h)       The statements in the Disclosure Package and the Final Prospectus so indicated in the Terms Agreement, insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings and present the information required to be shown.

(i)        The Terms Agreement has been duly authorized, executed and delivered by the Company.

(j)        The Related Documents have been duly authorized and, when executed and delivered by the Company on the Closing Date, will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(k)       Except as disclosed in the Disclosure Package, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter or Representative for a brokerage commission, finder's fee or other like payment in connection with the offering of the Securities.

(l)        Except as disclosed in the Disclosure Package, no holders of securities of the Company have rights to registration of such securities under the Registration Statement.

(m)      No consent, approval, authorization, waiver or order of, or filing with, any lessor, governmental agency or body or any court or other entity is required for the consummation of the transactions contemplated by this Agreement or any other Related Document in connection with the issuance and sale of the Securities, except (A) such as have been obtained and made under the Act and such as may be required under securities laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters; (B) as would not reasonably be expected to have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole; and (C) if applicable, the listing of the Securities on a securities exchange or the admission to trading of the Securities on a quotation system.

(n)       The execution, delivery and performance by the Company of this Agreement and the Related Documents, and the issuance and sale of the Securities, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Company or any Subsidiary or any of its or their properties, or any agreement, mortgage, lease, instrument or arrangement to which the Company or any such Subsidiary is a party or by which the Company or any such Subsidiary is bound or to which any of the properties of the Company or any such Subsidiary is subject, or any governmental franchise, license or permit heretofore issued to the Company or any of its Subsidiaries, or the charter or by-laws of the Company or any such Subsidiary, except as would not reasonably be expected to have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole.

(o)       Except as disclosed in the Disclosure Package, the Company and its Subsidiaries have good and marketable title to all properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by it.

(p)       The Company and, to the best knowledge of the Company, its Subsidiaries possess all material certificates, licenses, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, license, authority or permit that, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole.

(q)       Except as disclosed in the Disclosure Package, no labor dispute with the employees of the Company or, to the best knowledge of the Company, its Subsidiaries exists or in any case, to the knowledge of the Company, is imminent that might have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole.

(r)        Neither the Company nor any of its Subsidiaries is in violation of its respective charter or by-laws or in default (or with the giving of notice or lapse of time would be in default) under any existing obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument to which any of them is a party or by which any of them is bound or to which any of the properties of any of them is subject, except such defaults that would not, individually or in the aggregate, result in a Material Adverse Effect on the Company and its subsidiaries, taken as a whole.

(s)       Except as disclosed in the Disclosure Package, there is no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property, pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement, any of the Related Documents or the consummation of any of the transactions contemplated hereby or thereby or (ii) could reasonably be expected to have a Material Adverse Effect on the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

(t)        The consolidated historical financial statements and schedules of the Company and its consolidated subsidiaries included in the Preliminary Prospectus, the Base Prospectus and the Registration Statement present fairly the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with U.S. GAAP applied on a consistent basis throughout the periods involved (except as otherwise noted therein).

(u)       The Company is not and, after giving effect to the offering and sale of the Securities, will not be an “investment company” as defined in the Investment Company Act of 1940, as amended.

(v)       Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the Company, its subsidiaries and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(w)      The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and the money laundering statutes and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(x)       Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(y)       If specified in the Terms Agreement, the Offered Securities have been approved for listing on the stock exchange or admitted to trading on the quotation system indicated in the Terms Agreement, subject to notice of issuance.

Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with an offering of Securities shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby on the date of such certificate.

2.          Purchase and Sale. The several commitments of the Underwriters to purchase Securities pursuant to the Terms Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions herein set forth.

3.         Delivery and Payment. Payment of the purchase price for, and delivery of, any Securities to be purchased by the Underwriters shall be made at such place as shall be set forth in the Terms Agreement (which, in the case of Securities in bearer form, shall be at a place located outside of the United States), at 10:00 A.M., New York City time, on the third Business Day (unless postponed in accordance with the provisions of Section 9 hereof) following the date of the Terms Agreement or such other time as shall be agreed upon by you and the Company (such time and date being referred to as the “Closing Date”). Payment shall be made to the Company by wire transfer in immediately available funds to the order of the Company against delivery to you for the respective accounts of the Underwriters of the Securities to be purchased by them (unless such Securities are issuable only in the form of a single global Security registered in the name of a depositary or a nominee of a depositary, in which event the Underwriters’ interest in such global certificate shall be noted in a manner satisfactory to the Underwriters and their counsel). Such Securities shall be in such denominations and registered in such names as you may request in writing at least two Business Days prior to the Closing Date. Such Securities, which may be in temporary form, will be made available for examination and packaging by you on or before the first Business Day prior to the Closing Date.

4.         Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Final Prospectus.

5.         Covenants of the Company. The Company covenants with the several Underwriters as follows:

(a)       The Company, during the period when a prospectus is required to be delivered under the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), will not file any amendment to the Registration Statement or supplement (including the Final Prospectus or any Preliminary Prospectus) to the Base Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. The Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed in a form approved by the Representatives with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (i) when the Final Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (ii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iii) of any request by the Commission or its staff for any amendment to the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Final Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any notice objecting to its use or the institution or threatening of any proceeding for that purpose, and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the occurrence of any such suspension or objection to the use of the Registration Statement and, upon such issuance, occurrence or notice of objection, to obtain as soon as possible the withdrawal of such stop order or relief from such occurrence or objection, including, if necessary, by filing an amendment to the Registration Statement or a new registration statement and using its best efforts to have such amendment or new registration statement declared effective as soon as practicable.

(b)       If so indicated in the Terms Agreement, to prepare a final term sheet, containing solely a description of final terms of the Securities and the offering thereof, substantially in the form provided to the Company by you on or prior to the date hereof, which shall be reasonably acceptable to the Company and to file such term sheet pursuant to Rule 433(d) within the time required by such Rule.

(c)       If, during the period when a prospectus is required to be delivered under the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), any event occurs as a result of which the Disclosure Package would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made or the circumstances then prevailing not misleading, the Company promptly will (i) notify the Representatives so that any use of the Disclosure Package may cease until it is amended or supplemented; (ii) amend or supplement the Disclosure Package to correct such statement or omission; and (iii) supply any amendment or supplement to you in such quantities as you may reasonably request.

(d)       If, during the period when a prospectus relating to the Securities is required to be delivered under the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made at such time not misleading, or if it shall be necessary to amend the Registration Statement, file a new registration statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, including in connection with use or delivery of the Final Prospectus, the Company promptly will (i) notify the Representatives of any such event, (ii) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement or new registration statement which will correct such statement or omission or effect such compliance, (iii) use its best efforts to have any amendment to the Registration Statement or new registration statement declared effective as soon as practicable in order to avoid any disruption in the use of the Final Prospectus, and (iv) supply any supplemented Final Prospectus to you in such quantities as you may reasonably request.

(e)       As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 (other than any such earnings statement available via the Commission’s EDGAR database).

(f)        The Company will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), as many copies of each Preliminary Prospectus, the Final Prospectus and each Issuer Free Writing Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

(g)       The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

(h)       The Company agrees that, unless it has or shall have obtained the prior written consent of the Representatives, and each Underwriter, severally and not jointly, agrees with the Company that, unless it has or shall have obtained, as the case may be, the prior written consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405) required to be filed by the Company with the Commission or retained by the Company under Rule 433, other than, if applicable, a free writing prospectus containing the information contained in the final term sheet prepared and filed pursuant to Section 5(b) hereof; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the Free Writing Prospectuses included in Schedule A to the Terms Agreement and any electronic road show; provided furtherthat each of the Underwriters may, if applicable, use one or more term sheets relating to the Securities containing customary information, not inconsistent with the form of the final term sheet prepared and filed pursuant to Section 5(b) hereof, without the prior consent of the Company. Any such free writing prospectus consented to by the Representatives or the Company is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company agrees that (x) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

(i)               The Company, during the period when a prospectus is required to be delivered under the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), will file promptly all documents required to be filed with the Commission pursuant to Section 13 or 14 of the Exchange Act.

(j)        If so indicated in the Terms Agreement, the Company will not, without the prior written consent of the Representatives, offer, sell, contract to sell, pledge, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any debt or equity securities issued or guaranteed by the Company (other than the Securities) or publicly announce an intention to effect any such transaction, except as set forth in the Terms Agreement and until after the expiration of the restricted period set forth in the Terms Agreement.

(k)       The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the

Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(l)        The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each Preliminary Prospectus, the Final Prospectus and each Issuer Free Writing Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary Prospectus, the Final Prospectus and each Issuer Free Writing Prospectus, and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v)  the registration of the Securities under the Exchange Act and, if applicable, the listing of the Securities on a securities exchange or admission to trading of the Securities on a quotation system; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification); (vii) any filings required to be made with the Financial Industry Regulatory Authority (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such filings); (viii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities; (ix) the fees and expenses of the Company’s accountants and the fees and expenses of counsel (including local and special counsel) for the Company; and (x) all other costs and expenses incident to the performance by the Company of its obligations hereunder.

(m)      The Company agrees to use the net proceeds received by it from its sale of the Securities pursuant to this Agreement in the manner specified in the Disclosure Package under the caption “Use of Proceeds.”

6.         Conditions of Underwriters’ Obligations. The obligations of the Underwriters to purchase Securities pursuant to the Terms Agreement are subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Effective Time and the Closing Date, to the accuracy of the statements of the Company’s officers made in any certificate furnished pursuant to the provisions hereof, to the performance by the Company of all of its covenants and other obligations hereunder and to the following further conditions:

(a)       The Final Prospectus, and any supplement thereto, has been filed in the manner and within the time period required by Rule 424(b); if applicable, the final term sheet contemplated by Section 5(b) hereof, and any other material required to be filed by the Company pursuant to Rule 433(d) under the Act, shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433; and no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

(b)       The Company shall have requested and caused Cleary Gottlieb Steen & Hamilton LLP, counsel for the Company, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, containing such opinions and statements of the type ordinarily included in issuer’s outside counsel’s opinion furnished to underwriters with respect to the transactions contemplated herein. In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

(c)       The Representatives shall have received from counsel for the Underwriters set forth in the Terms Agreement such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Indenture (if applicable), the Registration Statement, the Disclosure Package, the Final Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(d)       The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board of Directors or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Disclosure Package, the Final Prospectus and any supplements or amendments thereto, as well as each electronic road show used in connection with the offering of the Securities, and this Agreement and the Related Documents and that:

(i)        the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

(ii)       no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use has been issued and no proceedings for that purpose have been instituted or, to the Company’s knowledge, threatened; and

(iii)      since the date of the most recent financial statements included in the Disclosure Package and the Final Prospectus (exclusive of any supplement thereto), there has been no Material Adverse Effect on the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the

Disclosure Package and the Final Prospectus (exclusive of any supplement thereto).

(e)       The Company shall have requested and caused Deloitte & Touche LLPto have furnished to the Representatives, on or prior to the date of the Terms Agreement and on the Closing Date, letters, (which may refer to letters previously delivered to one or more of the Representatives), dated respectively as of the date of delivery thereof and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable rules and regulations adopted by the Commission thereunder, and containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Preliminary Prospectus and the Final Prospectus; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.

(f)        Subsequent to the date of the Terms Agreement or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any amendment or supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (e) of this Section 6 or (ii) any change affecting the financial condition, earnings, business, properties or results of operations of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any amendment or supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the reasonable judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement, the Disclosure Package and the Final Prospectus.

(g)       Subsequent to date of the Terms Agreement, there shall not have been any decrease in the rating of any of the Company’s debt securities by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g)) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

(h)       Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

The documents required to be delivered by this Section 6 shall be delivered at the office of counsel for the Underwriters, at the address set forth in the Terms Agreement, on the Closing Date.

7.         Payment of Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through the Representatives on demand for all expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

8.	Indemnification and Contribution.

(a)       The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Base Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectus or, if applicable, the information contained in the final term sheet required to be prepared and filed pursuant to Section 5(b) hereof, or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein; provided, further, that, as to any Preliminary Prospectus, the Company shall not be liable to any Underwriter under the indemnity agreement in this subsection (a) to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Final Prospectus in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in the Preliminary Prospectus was corrected in the Final Prospectus if the Company has furnished prior to such confirmation sufficient copies thereof to such Underwriter. This indemnity agreement will be in addition to any liability that the Company may otherwise have.

(b)       Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability that any Underwriter may otherwise have. The Company acknowledges that the statements set forth in the Disclosure Package and the Final Prospectus so indicated in the Terms Agreement constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus, the Final Prospectus or any Issuer Free Writing Prospectus.

(c)       Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

(d)       In the event that the indemnity provided in paragraph (a), (b) or (c) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively “Losses”) to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall (i) any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

9.         Default. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in the Terms Agreement bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in the

Terms Agreement, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

10.       Termination. This Agreement shall be subject to termination in the reasonable judgment of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such delivery and payment (i) trading in the Company’s Common Stock shall have been suspended by the Commission or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the reasonable judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by any Preliminary Prospectus or the Final Prospectus (exclusive of any amendment or supplement thereto).

11.       Representations, Warranties and Agreements to Survive Delivery. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

12.       Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices sent to the Underwriters shall be directed to you at the address indicated in the Terms Agreement; notices sent to the Company shall be directed to it at 5330 East 31st Street, Tulsa, Oklahoma 74135, Attention: General Counsel, Telephone: (918) 660-7700, Facsimile: (918) 669-2970.

13.       Parties. This Agreement shall inure to the benefit of and be binding upon you and the Company, and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed as given to any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons and officers and directors referred to in Section 8 hereof and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties and their respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

14.       Integration. This Agreement, including the Terms Agreements, supersedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof.

15.       Governing Law. This Agreement, including the Terms Agreement, shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such State.

16.       Waiver of Jury Trial. The Company hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement, each Terms Agreement or the transactions contemplated hereby.

17.       Counterparts. Each Terms Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

18.       Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

19.       Definitions. In addition to the terms defined elsewhere in this Agreement, the terms that follow, when used in this Agreement, shall have the meanings indicated.

“Act” shall mean the Securities Act of 1933, as amended and the rules and regulations of the Commission promulgated thereunder.

“Applicable Time” means the time and date so stated in the Terms Agreement.

“Base Prospectus” shall mean the base prospectus referred to in paragraph 1(a) above contained in the Registration Statement at the Effective Time.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

“Commission” shall mean the Securities and Exchange Commission.

“Disclosure Package” shall have the meaning provided in Schedule I to the Terms Agreement.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Effective Time” of the Registration Statement relating to the Securities means the time of the first contract of sale of the Securities.

“Final Prospectus” shall mean the prospectus supplement relating to the Securities that was first filed pursuant to Rule 424(b) after the Effective Time, together with the Base Prospectus.

“Free Writing Prospectus” shall mean a free writing prospectus, as defined in Rule 405.

“Indenture”, if applicable, shall have the meaning provided in Schedule I to the Terms Agreement.

“Issuer Free Writing Prospectus” shall mean an issuer free writing prospectus, as defined in Rule 433.

“Preliminary Prospectus” shall mean any preliminary prospectus supplement to the Base Prospectus referred to in paragraph 1(a) above which is used prior to the filing of the Final Prospectus, together with the Base Prospectus.

“Registration Statement” shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements and any prospectus supplement relating to the Securities that is filed with the Commission pursuant to Rule 424(b) and deemed part of such registration statement pursuant to Rule 430B, as amended at each Effective Time and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be.

“Related Documents”, if applicable, shall have the meaning the provided in Schedule I to the Terms Agreement.

“Rule 158”, “Rule 163”, “Rule 164”, “Rule 172”, “Rule 405”, “Rule 415”, “Rule 424”, “Rule 430B”, “Rule 433”, “Rule 436(g)”and “Rule 462” refer to such rules under the Act.

“Rule 462(b) Registration Statement” shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a) hereof.

“Trustee”, if applicable, shall have the meaning provided in Schedule I to the Terms Agreement.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended and the rules and regulations of the Commission promulgated thereunder.

“U.S. GAAP” shall mean generally accepted accounting principles in the United States or such other generally accepted accounting principles as the Company may in the future adopt for purposes of financial statement reporting.

[Remainder of Page Intentionally Left Blank]

EXHIBIT A

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

(a Delaware corporation)

Common Stock

Preferred Stock

Debt Securities

Convertible Securities

TERMS AGREEMENT

Date: [	]

TO: DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

5330 East 31st Street

Tulsa, Oklahoma 74135

Attention: General Counsel

Each Underwriter severally agrees, subject to the terms and provisions of the Underwriting Agreement (the “Agreement”), which is incorporated herein in its entirety and made a part hereof, to purchase [the principal amount of [Debt Securities] [and] [Convertible Securities]] [and] [the number of shares of [Common Stock] [and] [Preferred Stock] set forth opposite its name in the table below. General terms applicable to the transactions contemplated in this Agreement are set forth in Schedule I hereto. [A description of the final terms of [Common Stock] [,] [and] [Preferred Stock] [,] [and] [Debt Securities] [,] [and] [Convertible Securities] subject to this Agreement are set forth in Schedule II hereto.] Capitalized terms not otherwise defined shall have the same meaning as given in the Agreement.

Name	[Number of Shares of Common Stock	[Stated Amount of Preferred Stock	[Principal Amount of Debt Securities	[Principal Amount of Convertible Securities

	__________	$__________	$__________	$__________
	__________]	$__________]	$__________]	$__________]

[Signature Page to Follow]

By _________________________________

Name:

Title:

By _________________________________

Name:

Title:

[Acting on behalf of themselves and the other named Underwriters listed in Schedule I hereto.]

Accepted:

DOLLAR THRIFTY AUTOMOTIVE

GROUP, INC.

By _________________________________

Name:

Title:

Schedule I to the Terms Agreement

GENERAL TERMS

Representatives:

Underwriters:

Counsel for Underwriters and Address:

[Trustee:	]

Applicable Time:

Closing Date and Time:

Closing Location:

Address for Notices to the Underwriters:

* * *

Term Sheet: [The Company will prepare and file a final term sheet relating to the Securities as contemplated in Section 5(b) of the Agreement.]

Disclosure Package:

[(i) the Base Prospectus, (ii) the Preliminary Prospectus used most recently prior to the Effective Time, (iii) the Issuer Free Writing Prospectuses, if any, identified in Schedule A hereto, (iv) if applicable, the final term sheet prepared and filed pursuant to Section 5(b) of the Agreement, if any, and (v) any other Free Writing Prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package.]

[Related Documents:

[(i) the Certificate of Designations, dated as of [______], with respect to the Preferred Stock]

[(ii) the indenture, dated as of [______], between the Company and the Trustee[, as supplemented by one or more supplemental indentures], together with the supplemental indenture, dated as of [______], between the Company and the Trustee, with respect to the [Debt Securities] [Convertible Securities] (the “Indenture”)]

Indemnity:

For purposes of Section 8 of the Agreement, the following statements in the Disclosure Package and the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus, the Final Prospectus or any Issuer Free Writing Prospectus:

[(i)       statements set forth in the last paragraph of the cover page regarding delivery of the Securities;

(ii)       the list of Underwriters and their respective participation in the sale of the Securities;

(iii)	the sentences related to concessions and reallowances; and

(iv)      the paragraphs related to stabilization, syndicate covering transactions and penalty bids;

in each case appearing in any Preliminary Prospectus and the Final Prospectus.]

[Representations and Warranties:

The following statements in the Disclosure Package and the Final Prospectus are the ones to which Section 2(h) of the Agreement applies:

[For purposes of Section 2 of the Agreement, the Company makes the following additional representations and warranties:

[[Note: If Common Stock, Preferred Stock, and/or Convertible Securities are sold, add the following:]

(i)        All shares of Common Stock (including all other outstanding shares of Common Stock as of the date hereof) [and Preferred Stock] have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description thereof contained in the Disclosure Package; and the stockholders of the Company has no preemptive rights with respect to the Common Stock [or the Preferred Stock] forming part of the Securities.]]

[[Note: If Debt Securities and/or Convertible Securities are sold, add the following:]

(i)        [The Debt Securities] [and] [[T][t]he Convertible Securities] have been duly authorized and, on the Closing Date, the [Debt Securities] [and] [the Convertible Securities] will have been duly executed by the Company and, when authenticated in accordance with the Indenture and delivered and paid for as provided in this Agreement, will be the legal, valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.]]

Schedule II to the Terms Agreement

A. COMMON STOCK

Title of Securities to be purchased:

CUSIP/ISIN:

Number of shares to be issued:

Lock-up restricted period:

Listing:

Underwriting discount: _____%.

Public offering price: $_____ per share.

Purchase price: $______ per share (payable in next day funds).

Proceeds net of aggregate

underwriting discount:

Total net proceeds:

B. PREFERRED STOCK

Title of Preferred Stock:

CUSIP/ISIN:

Number of shares to be issued:

Aggregate stated amount: $

Liquidation preference:

Current ratings:

Dividend rate: _________% per annum on a [non-]cumulative basis

Dividend payment dates:

Date of maturity:

Day count:

Redemption provisions:

Sinking fund requirements:

Listing:

Voting rights:

Conversion rights:

Other provisions:

Lock-up restricted period:

Underwriting discount: _____%.

Public offering price: $ _____ per share.

Purchase price: $ ______ per share (payable in next day funds).

Proceeds net of aggregate

underwriting discount:

Total net proceeds:

C. DEBT SECURITIES

Title of Debt Securities:

CUSIP/ISIN:

Principal amount to be issued: $

Current ratings:

Interest rate: _________%

Interest payment dates:

Date of maturity:

[Currency of denomination:

Currency of payment:

Form and denomination:

Overseas paying agent: ]

Redemption provisions:

Sinking fund requirements:

Ranking:

Listing:

Other provisions:

Underwriting discount: _____%.

Public offering price: _____%, plus accrued interest, or amortized original issue discount, if any, from [ ].

Purchase price: ______%, plus accrued interest, or amortized original issue discount, if any, from [ ] (payable in next day funds).

Proceeds net of aggregate

underwriting discount:

Total net proceeds:

D. CONVERTIBLE SECURITIES

Title of Convertible Securities:

CUSIP/ISIN:

Principal amount to be issued: $

Current ratings:

Interest rate: _________%

Interest payment dates:

Date of maturity:

[Currency of denomination:

Currency of payment:

Form and denomination:

Overseas paying agent: ]

Reference price:

Conversion premium:

Initial conversion price:

Initial conversion ratio:

Ranking:

Listing:

Put options for holders:

Adjustment to conversion ratio

Upon a make-whole event:

Sinking fund requirements:

Other provisions:

Underwriting discount: _____%.

Public offering price: _____%, plus accrued interest, or amortized original issue discount, if any, from [ ].

Purchase price: ______%, plus accrued interest, or amortized original issue discount, if any, from [ ] (payable in next day funds).

Proceeds net of aggregate

underwriting discount:

Total net proceeds:

Schedule A to the Terms Agreement

Schedule of Free Writing Prospectuses included in the Disclosure Package

a. Issuer Free Writing Prospectuses

b. Free Writing Prospectuses